Columbia Inflation Protected Securities Fund

Supplement dated April 27, 2012

to the Prospectuses dated Sept. 29, 2011

Effective May 1, 2012, the following is added to the sections entitled “Principal Risks of Investing in the Fund” that appear in the Summary of the Fund and More Information About The Fund:

Foreign Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Effective May 1, 2012, the information under the caption “Fund Management” in the Summary of the Fund is superseded and hereby replaced with the following:

Investment Manager:    Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Orhan Imer, PhD, CFA	Portfolio Manager	May 2012

The portfolio manager information under the caption “Fund Management and Compensation” in the More Information About the Fund section is superseded and hereby replaced with the following:

Portfolio Manager.    The portfolio manager responsible for the day-to-day management of the Fund is:

Orhan Imer, PhD, CFA, Portfolio Manager

•	Managed the Fund since May 2012.
•	Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2007.
•	Began investment career in 2005.
•	Ph.D. from the University of Illinois at Urbana-Champaign.

The rest of the section remains the same.

S-6280-14 A (4/12)